UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion or Disposition of Assets.
This current report on Form 8-K/A amends and supplements Item 2.01 of the Current Report on Form 8-K filed by us on October 25, 2017 to provide the pro forma financial information required by Item 9.01 of Form 8-K, which was not previously filed with the Form 8-K filed on October 25, 2017. This pro forma information is presented for informational purposes only to provide an understanding of our historical financial results as adjusted for the deconsolidation of Parion.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The following unaudited pro forma consolidated financial statements of Vertex Pharmaceuticals Incorporated are filed as Exhibit 99.1 to this Current Report on Form 8-K/A:

•	unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2017 and for the year ended December 31, 2016; and

•	unaudited pro forma condensed consolidated balance sheet as of June 30, 2017.
(d) Exhibits
Exhibit        Description of Document

99.1
Vertex Pharmaceuticals Incorporated unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2017 and for the year ended December 31, 2016, and unaudited pro forma condensed consolidated balance sheet as of June 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: October 27, 2017	/s/ Michael J. LaCascia
Michael J. LaCascia Senior Vice President and General Counsel